MAA	November 3, 2011	Supplemental Data S-1

COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of September 30, 2011				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Sep 30, 2011

Dallas, TX	5,220	$374,958	11.1%	95.9%	$731.11
Jacksonville, FL	3,950	$274,388	8.1%	97.6%	$810.94
Houston, TX	3,503	$250,243	7.4%	96.1%	$811.28
Atlanta, GA	3,253	$254,466	7.5%	96.4%	$777.14
Nashville, TN	2,479	$190,691	5.6%	96.4%	$802.73
Austin, TX	2,255	$162,956	4.8%	95.7%	$838.03
Tampa, FL	1,785	$126,870	3.7%	96.9%	$889.53
Raleigh/Durham, NC	1,341	$122,352	3.6%	97.2%	$808.17
Phoenix, AZ	1,024	$114,635	3.4%	93.1%	$746.56
South Florida	480	$54,056	1.6%	94.4%	$1,314.67
Orlando, FL	288	$15,336	0.5%	98.3%	$728.45
Charlotte, NC	196	$27,195	0.8%	97.4%	$1,060.33
Large Markets	25,774	$1,968,146	58.1%	96.3%	$805.23

Memphis, TN	3,581	$198,476	5.9%	96.4%	$728.90
Columbus, GA	1,509	$83,059	2.4%	96.8%	$744.19
Greenville, SC	1,396	$73,211	2.2%	96.5%	$640.61
Jackson, MS	1,241	$63,808	1.9%	96.3%	$756.34
Lexington, KY	924	$62,764	1.9%	96.8%	$728.58
Little Rock, AR	808	$46,527	1.4%	97.0%	$713.48
Savannah, GA	782	$70,883	2.1%	98.3%	$881.08
San Antonio, TX	740	$59,608	1.8%	94.6%	$852.40
All Other Secondary	11,663	$721,657	21.3%	95.8%	$733.38
Secondary Markets	22,644	$1,379,993	40.9%	96.2%	$737.02

Subtotal	48,418	$3,348,139	99.0%	96.3%	$773.33

Lease-up Communities	208	$34,721	1.0%	93.3%	$1,200.11

Total Portfolio	48,626	$3,382,860	100.0%	96.2%	$775.15

NUMBER OF APARTMENT UNITS

	2011			2010
	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30

100% Owned Properties	46,365	45,928	44,689	44,349	44,130
Properties in Joint Ventures	2,261	2,261	2,261	1,961	1,711
Total Portfolio	48,626	48,189	46,950	46,310	45,841

MAA	November 3, 2011	Supplemental Data S-2

DEVELOPMENT COMMUNITIES Dollars in thousands

UNITS
	Total	As of September 30, 2011
	Development	Units	Units	Units
	Units	Completed	Occupied	Preleased
1225 South Church Phase II	210	-	-	-
Cool Springs	428	-	-	19
Ridge at Chenal Valley	312	-	-	-
Total	950	-	-	19

TIMELINE
	Construction		Initial	Expected
	Start	Finish	Occupancy	Stabilization
1225 South Church Phase II	2Q11	4Q12	2Q12	3Q13
Cool Springs	4Q10	2Q12	4Q11	1Q13
Ridge at Chenal Valley	2Q11	4Q12	1Q12	2Q13

EXPENDITURES
	Current	Estimated	Current
	Estimated	Cost	Cost
	Cost	per Unit	to Date
1225 South Church Phase II	$26,400	$126	$6,991
Cool Springs	54,700	128	25,102
Ridge at Chenal Valley	28,600	92	6,221
Total	$109,700	$115	$38,314

Total development units are not included in total portfolio units until the first units of the development are completed.

COMMUNITIES IN LEASE-UP

		Physical
	Total	Occupancy at	Expected
	Units	Sep 30, 2011	Stabilization
Hue	208	93.3%	4Q11
Total	208	93.3%

MAA	November 3, 2011	Supplemental Data S-3

SAME STORE WITH BULK CABLE NETTED IN REVENUES

Dollars in thousands	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2011	2010	Change	2011	2010	Change
Revenues
Operating	$96,553	$91,942	5.0%	$285,331	$275,079	3.7%
Straight-line adjustment (1)	(44)	(440)		(393)	(1,357)
Total Same Store	$96,509	$91,502	5.5%	$284,938	$273,722	4.1%

Expense	$41,012	$39,006	5.1%	$118,031	$114,785	2.8%

NOI
Operating	$55,541	$52,936	4.9%	$167,300	$160,294	4.4%
Straight-line adjustment (1)	(44)	(440)		(393)	(1,357)
Total Same Store	$55,497	$52,496	5.7%	$166,907	$158,937	5.0%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q11	2Q11	3Q11	4Q11	YTD	1Q11	2Q11	3Q11	4Q11
Revenues
Operating	3.2%	3.0%	5.0%		3.7%	1.5%	1.4%	1.6%
Total Same Store	3.0%	3.8%	5.5%		4.1%	1.2%	1.3%	1.8%
Expense	0.4%	2.9%	5.1%		2.8%	-0.8%	3.9%	4.5%
NOI
Operating	5.1%	3.1%	4.9%		4.4%	3.1%	-0.3%	-0.5%
Total Same Store	4.9%	4.5%	5.7%		5.0%	2.7%	-0.4%	-0.2%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE

Dollars in thousands	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2011	2010	Change	2011	2010	Change
Revenues
Operating	$99,146	$94,304	5.1%	$292,991	$281,002	4.3%
Straight-line adjustment (2)	(44)	(440)		(393)	(1,357)
Total Same Store	$99,102	$93,864	5.6%	$292,598	$279,645	4.6%

Expense	$43,605	$41,368	5.4%	$125,691	$120,708	4.1%

NOI
Operating	$55,541	$52,936	4.9%	$167,300	$160,294	4.4%
Straight-line adjustment (2)	(44)	(440)		(393)	(1,357)
Total Same Store	$55,497	$52,496	5.7%	$166,907	$158,937	5.0%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q11	2Q11	3Q11	4Q11	YTD	1Q11	2Q11	3Q11	4Q11
Revenues
Operating	4.2%	3.5%	5.1%		4.3%	1.5%	1.4%	1.6%
Total Same Store	4.0%	4.3%	5.6%		4.6%	1.2%	1.3%	1.8%
Expense	2.9%	4.0%	5.4%		4.1%	-0.7%	3.6%	4.4%
NOI
Operating	5.1%	3.1%	4.9%		4.4%	3.1%	-0.3%	-0.5%
Total Same Store	4.9%	4.5%	5.7%		5.0%	2.7%	-0.4%	-0.2%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

MAA	November 3, 2011	Supplemental Data S-4

SAME STORE WITH BULK CABLE NETTED IN REVENUES Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of September 30, 2011 unless otherwise noted

		Three Months Ended September 30, 2011
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Jacksonville, FL	3,471	$8,340	$3,490	$4,850	$762.89	97.6%	95.0%	52.0%
Dallas, TX	3,418	$7,991	$3,529	$4,462	$717.88	96.0%	94.9%	49.9%
Atlanta, GA	2,943	$7,219	$3,254	$3,965	$766.71	96.4%	93.9%	52.5%
Houston, TX	2,052	$5,267	$2,237	$3,030	$813.39	95.5%	93.0%	56.4%
Nashville, TN	1,855	$4,724	$1,884	$2,840	$787.53	96.2%	93.8%	51.3%
Austin, TX	1,776	$4,488	$2,047	$2,441	$789.65	95.5%	92.4%	52.6%
Tampa, FL	1,552	$4,273	$1,806	$2,467	$866.95	96.8%	94.5%	48.0%
Raleigh/Durham, NC	1,147	$2,995	$1,040	$1,955	$823.91	97.3%	95.0%	49.3%
Phoenix, AZ	1,024	$2,406	$1,230	$1,176	$746.56	93.1%	90.8%	59.3%
South Florida	480	$1,915	$751	$1,164	$1,314.67	94.4%	91.1%	47.7%
Orlando, FL	288	$656	$258	$398	$728.45	98.3%	94.7%	44.8%
Subtotal	20,006	$50,274	$21,526	$28,748	$789.08	96.3%	93.9%	51.8%

Secondary Markets
Memphis, TN	3,305	$7,519	$3,287	$4,232	$741.67	96.2%	92.7%	53.3%
Columbus, GA	1,509	$3,612	$1,477	$2,135	$744.19	96.8%	95.3%	68.1%
Jackson, MS	1,241	$2,925	$1,084	$1,841	$756.34	96.3%	94.2%	63.3%
Greenville, SC	1,140	$2,173	$942	$1,231	$601.85	96.4%	93.8%	53.9%
Lexington, KY	924	$2,135	$916	$1,219	$728.58	96.8%	95.9%	55.1%
Little Rock, AR	808	$1,847	$718	$1,129	$713.48	97.0%	96.8%	47.5%
Savannah, GA	526	$1,448	$526	$922	$868.13	97.7%	95.6%	54.8%
San Antonio, TX	400	$1,084	$463	$621	$855.76	95.3%	92.8%	71.8%
All Other Secondary	10,322	$23,536	$10,073	$13,463	$717.33	95.9%	93.4%	58.0%
Subtotal	20,175	$46,279	$19,486	$26,793	$726.24	96.2%	93.8%	57.7%

Operating Same Store	40,181	$96,553	$41,012	$55,541	$757.53	96.2%	93.9%	54.8%

Revenue Straight-line Adjustment (2)		$(44)		$(44)
Total Same Store		$96,509		$55,497

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED JUNE 30, 2011 (PRIOR QUARTER) AND THREE MONTHS ENDED SEPTEMBER 30, 2010 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Jacksonville, FL	1.0%	2.6%	6.6%	7.0%	-2.6%	-0.4%	0.7%	0.5%	1.3%	3.0%
Dallas, TX	0.9%	6.3%	1.8%	2.8%	0.1%	9.3%	1.1%	-0.3%	1.3%	5.3%
Atlanta, GA	2.5%	4.5%	8.5%	6.9%	-2.0%	2.6%	-0.4%	-0.6%	1.8%	4.1%
Houston, TX	3.2%	5.0%	-5.7%	0.0%	10.9%	9.1%	0.0%	0.0%	2.1%	4.3%
Nashville, TN	2.7%	4.8%	3.2%	4.6%	2.3%	5.0%	-0.1%	-0.5%	2.4%	5.3%
Austin, TX	3.1%	6.5%	-1.1%	5.0%	7.0%	7.8%	-0.2%	-2.5%	3.2%	9.0%
Tampa, FL	-0.8%	2.4%	3.9%	12.3%	-4.0%	-3.8%	-0.6%	0.2%	1.2%	4.3%
Raleigh/Durham, NC	3.9%	8.4%	-0.7%	6.4%	6.5%	9.5%	-0.3%	0.2%	3.1%	5.4%
Phoenix, AZ	0.5%	6.6%	35.8%	0.8%	-20.9%	13.4%	0.5%	-1.1%	1.6%	5.3%
South Florida	-0.1%	1.6%	10.4%	13.3%	-5.9%	-4.7%	-1.9%	-1.9%	0.7%	4.0%
Orlando, FL	1.4%	5.1%	-1.5%	-3.0%	3.4%	11.2%	1.4%	1.4%	1.3%	1.2%
Subtotal	1.7%	4.7%	4.3%	5.2%	-0.1%	4.4%	0.2%	-0.3%	1.8%	4.7%

Secondary Markets
Memphis, TN	1.7%	6.3%	3.9%	5.3%	0.0%	7.1%	-1.6%	-0.2%	2.4%	6.4%
Columbus, GA	2.6%	10.2%	14.1%	16.2%	-4.0%	6.3%	0.8%	-1.1%	2.6%	8.3%
Jackson, MS	2.1%	6.7%	0.8%	0.4%	2.8%	10.8%	-0.9%	1.1%	1.5%	5.7%
Greenville, SC	3.6%	6.7%	3.9%	6.0%	3.4%	7.3%	0.2%	0.2%	2.9%	6.7%
Lexington, KY	0.1%	2.5%	12.7%	7.1%	-7.6%	-0.7%	-0.9%	-0.5%	1.7%	3.7%
Little Rock, AR	1.8%	6.3%	1.3%	2.1%	2.2%	9.1%	-0.3%	0.1%	1.0%	4.7%
Savannah, GA	2.0%	4.2%	0.6%	2.5%	2.8%	5.3%	2.1%	0.7%	2.4%	6.8%
San Antonio, TX	2.6%	8.6%	-5.3%	8.2%	9.3%	8.9%	-2.0%	-1.5%	1.0%	1.1%
All Other Secondary	0.9%	4.1%	4.6%	4.0%	-1.6%	4.1%	-0.2%	-0.3%	1.3%	4.1%
Subtotal	1.5%	5.3%	4.8%	5.1%	-0.8%	5.5%	-0.4%	-0.2%	1.7%	5.0%

Operating Same Store	1.6%	5.0%	4.5%	5.1%	-0.5%	4.9%	-0.1%	-0.3%	1.8%	4.9%

Including revenue straight-line adjustment:
Total Same Store	1.8%	5.5%			-0.2%	5.7%

MAA	November 3, 2011	Supplemental Data S-5

SAME STORE Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of September 30, 2011, unless otherwise noted

		Three Months Ended September 30, 2011
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Jacksonville, FL	3,471	$8,340	$3,490	$4,850	$762.89	97.6%	95.0%	52.0%
Dallas, TX	3,418	$8,205	$3,743	$4,462	$717.88	96.0%	94.9%	49.9%
Atlanta, GA	2,943	$7,460	$3,495	$3,965	$766.71	96.4%	93.9%	52.5%
Houston, TX	2,052	$5,463	$2,433	$3,030	$813.39	95.5%	93.0%	56.4%
Nashville, TN	1,855	$4,865	$2,025	$2,840	$787.53	96.2%	93.8%	51.3%
Austin, TX	1,776	$4,614	$2,173	$2,441	$789.65	95.5%	92.4%	52.6%
Tampa, FL	1,552	$4,399	$1,932	$2,467	$866.95	96.8%	94.5%	48.0%
Raleigh/Durham, NC	1,147	$3,084	$1,129	$1,955	$823.91	97.3%	95.0%	49.3%
Phoenix, AZ	1,024	$2,468	$1,292	$1,176	$746.56	93.1%	90.8%	59.3%
South Florida	480	$1,915	$751	$1,164	$1,314.67	94.4%	91.1%	47.7%
Orlando, FL	288	$656	$258	$398	$728.45	98.3%	94.7%	44.8%
Subtotal	20,006	$51,469	$22,721	$28,748	$789.08	96.3%	93.9%	51.8%

Secondary Markets
Memphis, TN	3,305	$7,859	$3,627	$4,232	$741.67	96.2%	92.7%	53.3%
Columbus, GA	1,509	$3,735	$1,600	$2,135	$744.19	96.8%	95.3%	68.1%
Jackson, MS	1,241	$3,051	$1,210	$1,841	$756.34	96.3%	94.2%	63.3%
Greenville, SC	1,140	$2,270	$1,039	$1,231	$601.85	96.4%	93.8%	53.9%
Lexington, KY	924	$2,136	$917	$1,219	$728.58	96.8%	95.9%	55.1%
Little Rock, AR	808	$1,848	$719	$1,129	$713.48	97.0%	96.8%	47.5%
Savannah, GA	526	$1,468	$546	$922	$868.13	97.7%	95.6%	54.8%
San Antonio, TX	400	$1,084	$463	$621	$855.76	95.3%	92.8%	71.8%
All Other Secondary	10,322	$24,226	$10,763	$13,463	$717.33	95.9%	93.4%	58.0%
Subtotal	20,175	$47,677	$20,884	$26,793	$726.24	96.2%	93.8%	57.7%

Operating Same Store	40,181	$99,146	$43,605	$55,541	$757.53	96.2%	93.9%	54.8%

Revenue Straight-line Adjustment (2)		$(44)		$(44)
Total Same Store		$99,102		$55,497

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED JUNE 30, 2011 (PRIOR QUARTER) AND THREE MONTHS ENDED SEPTEMBER 30, 2011 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Jacksonville, FL	1.0%	2.6%	6.6%	7.0%	-2.6%	-0.4%	0.7%	0.5%	1.3%	3.0%
Dallas, TX	0.9%	6.4%	1.9%	3.1%	0.1%	9.3%	1.1%	-0.3%	1.3%	5.3%
Atlanta, GA	2.4%	4.7%	8.0%	7.1%	-2.0%	2.6%	-0.4%	-0.6%	1.8%	4.1%
Houston, TX	3.2%	5.6%	-5.1%	1.6%	10.9%	9.1%	0.0%	0.0%	2.1%	4.3%
Nashville, TN	2.6%	4.7%	2.9%	4.3%	2.3%	5.0%	-0.1%	-0.5%	2.4%	5.3%
Austin, TX	3.2%	6.6%	-0.7%	5.2%	7.0%	7.8%	-0.2%	-2.5%	3.2%	9.0%
Tampa, FL	-0.8%	2.8%	3.7%	12.6%	-4.0%	-3.8%	-0.6%	0.2%	1.2%	4.3%
Raleigh/Durham, NC	3.8%	7.7%	-0.7%	4.7%	6.5%	9.5%	-0.3%	0.2%	3.1%	5.4%
Phoenix, AZ	0.8%	7.0%	34.4%	1.7%	-20.9%	13.4%	0.5%	-1.1%	1.6%	5.3%
South Florida	-0.1%	1.6%	10.4%	13.3%	-5.9%	-4.7%	-1.9%	-1.9%	0.7%	4.0%
Orlando, FL	1.4%	5.1%	-1.5%	-3.0%	3.4%	11.2%	1.4%	1.4%	1.3%	1.2%
Subtotal	1.7%	4.9%	4.2%	5.4%	-0.1%	4.4%	0.2%	-0.3%	1.8%	4.7%

Secondary Markets
Memphis, TN	1.7%	6.4%	3.8%	5.6%	0.0%	7.1%	-1.6%	-0.2%	2.4%	6.4%
Columbus, GA	2.6%	10.4%	12.9%	16.3%	-4.0%	6.3%	0.8%	-1.1%	2.6%	8.3%
Jackson, MS	2.0%	6.6%	0.7%	0.7%	2.8%	10.8%	-0.9%	1.1%	1.5%	5.7%
Greenville, SC	3.5%	6.7%	3.6%	5.9%	3.4%	7.3%	0.2%	0.2%	2.9%	6.7%
Lexington, KY	0.2%	2.6%	12.8%	7.3%	-7.6%	-0.7%	-0.9%	-0.5%	1.7%	3.7%
Little Rock, AR	1.9%	6.3%	1.4%	2.1%	2.2%	9.1%	-0.3%	0.1%	1.0%	4.7%
Savannah, GA	1.9%	4.2%	0.6%	2.4%	2.8%	5.3%	2.1%	0.7%	2.4%	6.8%
San Antonio, TX	2.6%	8.6%	-5.3%	8.2%	9.3%	8.9%	-2.0%	-1.5%	1.0%	1.1%
All Other Secondary	1.0%	4.3%	4.5%	4.4%	-1.6%	4.1%	-0.2%	-0.3%	1.3%	4.1%
Subtotal	1.5%	5.4%	4.6%	5.4%	-0.8%	5.5%	-0.4%	-0.2%	1.7%	5.0%

Operating Same Store	1.6%	5.1%	4.4%	5.4%	-0.5%	4.9%	-0.1%	-0.3%	1.8%	4.9%

Including revenue straight-line adjustment:
Total Same Store	1.8%	5.6%			-0.2%	5.7%

MAA	November 3, 2011	Supplemental Data S-6

NOI BRIDGE (Dollars in thousands)

	Three Months Ended			Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Sep 30, 2010	Sep 30, 2011	Sep 30, 2010
NOI
Large market same store	$28,707	$28,684	$27,312	$86,053	$82,392
Secondary market same store	26,790	26,897	25,184	80,854	76,545
Total same store	55,497	55,581	52,496	166,907	158,937
Non-same store	9,247	7,385	3,564	22,318	8,994
Total NOI	64,744	62,966	56,060	189,225	167,931
Held for sale NOI included above	(100)	(153)	(246)	(455)	(682)
Management fee income	265	263	186	751	477
Depreciation	(29,343)	(28,021)	(26,333)	(84,972)	(76,094)
Acquisition expense	(592)	(1,520)	(989)	(2,331)	(1,451)
Property management expense	(4,904)	(5,194)	(4,547)	(15,242)	(13,303)
General and administrative expense	(3,996)	(5,439)	(2,957)	(14,045)	(8,878)
Interest and other non-property income	108	114	217	457	618
Interest expense	(15,487)	(14,149)	(13,587)	(43,615)	(41,450)
Loss on debt extinguishment	(63)	(48)	-	(111)	-
Amortization of deferred financing costs	(724)	(707)	(675)	(2,146)	(1,918)
Asset impairment	-	-	(324)	-	(1,914)
Net casualty (loss) gain and other settlement proceeds	(286)	(265)	72	(692)	330
Loss on sale of non-depreciable assets	-	-	-	(6)	-
Gains on properties contributed to joint ventures	-	-	278	-	649
Loss from real estate joint ventures	(107)	(178)	(282)	(530)	(856)
Discontinued operations	4,936	11	100	4,998	251
Net income attributable to noncontrolling interests	(660)	(252)	(224)	(1,223)	(889)
Net income attributable to MAA	$13,791	$7,428	$6,749	$30,063	$22,821

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended
	September 30		Trailing
	2011		4 Quarters
Net income attributable to MAA	$13,791		$37,003
Depreciation	29,343		112,412
Interest expense	15,487		58,118
Loss on debt extinguishment	63		111
Amortization of deferred financing costs	724		2,855
Net casualty loss and other settlement proceeds	286		692
Loss on sale of non-depreciable assets	-		6
Gain on properties contributed to joint ventures	-		(103)
Net loss on insurance and other settlement proceeds of discontinued operations	-		7
Depreciation of discontinued operations	90		492
Gain on sale of discontinued operations	(4,927)		(4,927)
EBITDA	$54,857		$206,666

	Three Months Ended
	September 30
	2011		2010
EBITDA/Debt Service	3.37	x	3.40	x
Fixed Charge Coverage (1)	3.54	x	3.32	x
Total Debt as % of Total Gross Assets	47%		51%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

MAA	November 3, 2011	Supplemental Data S-7

DEBT AS OF SEPTEMBER 30, 2011
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
SECURED DEBT
Conventional - Fixed Rate or Swapped	$987,894	4.5	5.1%
Tax-free - Fixed Rate or Swapped	28,515	7.1	4.7%
Conventional - Variable Rate - Capped (1)	197,936	4.6	0.7%
Tax-free - Variable Rate - Capped (1)	72,715	1.4	1.0%
Total Secured Fixed or Hedged Rate Maturity	1,287,060	4.4	4.2%
Conventional - Variable Rate (2)	165,829	0.2	1.0%
Total Secured Interest Rate Maturity	1,452,889	3.9	3.8%

UNSECURED DEBT
Fixed Private Placement Bonds	135,000	8.9	5.1%

TOTAL DEBT INTEREST RATE MATURITY	$1,587,889	5.3	3.9%

(1)  The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.4% of SIFMA for tax-free caps.
(2)  Includes a $15 million mortgage with an imbedded cap at a 7% all-in interest rate.

SUMMARY OF OUTSTANDING BALANCES

			Amount Outstanding
				Average Years
	Line	Amount		to Contract
	Limit	Collateralized	Borrowed	Maturity
Fannie Mae Credit Facilities	$964,429	$964,429	$874,833	5.0
Freddie Mac Credit Facilities	200,000	198,247	198,247	2.8
Regions Credit Facility	50,000	48,827	-	0.5
Other Secured Borrowings	379,809	379,809	379,809	8.8
Unsecured Borrowings	135,000	135,000	135,000	8.9
Total Debt	$1,729,238	$1,726,312	$1,587,889	6.0

TOTAL BORROWING CAPACITY CONTRACT MATURITIES

	Credit Facility Line Limits			Other	Unsecured
Maturity	Fannie Mae	Freddie Mac	Regions	Secured	Borrowings	Total
2011	$-	$-	$-	$-	$-	$-
2012	80,000	-	50,000	-	-	130,000
2013	203,193	-	-	-	-	203,193
2014	229,721	200,000	-	17,203	-	446,924
2015	120,000	-	-	51,703	-	171,703
2016	80,000	-	-	-	-	80,000
Thereafter	251,515	-	-	310,903	135,000	697,418
Total	$964,429	$200,000	$50,000	$379,809	$135,000	$1,729,238

SWAPS AND FIXED RATE MATURITIES

	Swap Balances				Total
		SIFMA	Fannie Mae	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Facility	Balances	Balance	Rate
2011	$25,000	$-	$-	$-	$25,000	4.6%
2012	150,000	17,800	-	-	167,800	5.1%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	-	17,203	161,203	5.7%
2015	75,000	-	-	36,503	111,503	5.6%
2016	-	-	-	-	-	-
Thereafter	-	-	50,000	445,903	495,903	4.9%
Total	$584,000	$17,800	$50,000	$499,609	$1,151,409	5.2%